UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [__]

Check the appropriate box:

[ X ]      Preliminary Proxy Statement
[__]       Confidential, for Use of the Commission
           Only (as permitted by Rule 14a-6(e)(2))
[__]       Definitive Proxy Statement
[__]       Definitive Additional Materials
[__]       Soliciting Material underss. 240.14a-12

                             BSD MEDICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[__]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

        (2)    Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

        (5)    Total fee paid:

               ---------------------------------------------------------------

[__]     Fee paid previously with preliminary materials.

[__] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

               ---------------------------------------------------------------

        (2)    Form, Schedule or Registration Statement No.:

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        (3)    Filing Party:

               ---------------------------------------------------------------


        (4)    Date Filed:

               ---------------------------------------------------------------

--------------------------------------------------------------------------------
                             BSD MEDICAL CORPORATION
                              2188 West 2200 South
                           Salt Lake City, Utah 84119


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 18, 2002
--------------------------------------------------------------------------------

Dear Shareholder:

         It is my pleasure to invite you to the 2002 Annual Meeting of the Shareholders of BSD Medical Corporation, a Delaware corporation (the "Company"), which will be held on April 18, 2002, at 9:00 a.m., local time, at the offices of the Company located at 2188 West 2200 South, Salt Lake City, Utah 84119. The purposes of the meeting will be to:

         1. Elect five directors to serve for one year terms, or until their respective successors shall be duly elected or appointed;

         2. Amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000;

         3. Amend the Company's Certificate of Incorporation to reduce the par value per share of the Company's authorized preferred stock from $1.00 to $0.001 and the par value per share of the authorized common stock from $0.01 to $0.001;

         4. Amend the Company's Certificate of Incorporation to limit the liability of the Company's directors as permitted under Delaware law;

         5. Amend the Company's Certificate of Incorporation so that the Company is no longer obligated to indemnify persons other than directors and officers;

         6. Amend the Company's Certificate of Incorporation to limit the ability to call special meetings of the Company's shareholders to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President;

         7. Amend the Company's Certificate of Incorporation to eliminate the ability of the Company's shareholders to act by written consent;

         8. Consider a proposal to amend and restate the Company's Certificate of Incorporation to consolidate all proposed amendments and to update the language of the Certificate of Incorporation to better comply with current Delaware law and current corporate practice;

         9. Ratify the appointment of Tanner + Co. as independent auditors for the fiscal year ending August 31, 2002; and

         10. Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

         Only shareholders of record at the close of business on March 1, 2002 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. This proxy statement and form of proxy are first being sent to shareholders on or about April 1, 2002.

         You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting.

                                            By Order of the Board of Directors,

                                            /s/ Dennis E. Bradley
                                            ---------------------
                                            Dennis E. Bradley
                                            Corporate Secretary

Salt Lake City, Utah
April 1, 2002


                                TABLE OF CONTENTS

                                                                                                            Page No.
                                                                                                            --------

QUESTIONS AND ANSWERS............................................................................................1

PROPOSAL 1 - ELECTION OF DIRECTORS...............................................................................5

         Board and Committee Meetings............................................................................6

         Director Compensation...................................................................................6

         Beneficial Ownership....................................................................................7

         Compensation of Executive Officers......................................................................8

         Aggregated Option/Sar Exercises in Last Fiscal Year and Fiscal Year-End
             Option/Sar Values...................................................................................9

         Employment Agreements...................................................................................9

         Certain Transactions...................................................................................10

         Compliance with Section 16 of the Securities Exchange Act..............................................11

CHARTER PROPOSALS OVERVIEW......................................................................................12

PROPOSAL 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO
    INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
    FROM 20,000,000 TO 40,000,000...............................................................................13

PROPOSAL 3 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO
    REDUCE THE PAR VALUE PER SHARE OF THE COMMON AND PREFERRED
    STOCK.......................................................................................................14

PROPOSAL 4 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT
    THE LIABILITY OF DIRECTORS AS PERMITTED BY DELAWARE LAW.....................................................15

PROPOSAL 5 - AMENDMENT TO CERTIFICATE OF INCORPORATION SO THAT
    THE COMPANY IS NO LONGER OBLIGATED TO INDEMNIFY PERSONS
    OTHER THAN OFFICERS AND DIRECTORS...........................................................................16

PROPOSAL 6 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO
    LIMIT THE ABILITY TO CALL SPECIAL MEETINGS OF SHAREHOLDERS TO
    THE BOARD OF DIRECTORS AND CERTAIN OFFICERS.................................................................17

PROPOSAL 7 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO
    ELIMINATE SHAREHOLDER ACTION BY WRITTEN CONSENT.............................................................19

PROPOSAL 8 - ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE
    OF INCORPORATION............................................................................................21

PROPOSAL 9 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
    AUDITORS....................................................................................................24

ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED
    AUGUST 31, 2001 AND QUARTERLY REPORT ON FORM 10-QSB FOR THE
    QUARTER ENDED NOVEMBER 30, 2001.............................................................................25

OTHER MATTERS...................................................................................................25

--------------------------------------------------------------------------------

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------

What may I vote on?

         Our Board of Directors is soliciting your vote, either in person or by proxy, on:

         1.   The election of five directors;

         2. Amending the Company's Certificate of Incorporation to increase the number of authorized shares of common stock;

         3. Amending the Company's Certificate of Incorporation to reduce the par value per share of the Company's authorized common and preferred stock;

         4. Amending the Company's Certificate of Incorporation to limit the liability of the Company's directors as permitted under Delaware law;

         5. Amending the Company's Certificate of Incorporation so that the Company is no longer obligated to indemnify persons other than directors and officers;

         6. Amending the Company's Certificate of Incorporation to limit the ability to call special meetings of the Company's shareholders to the Board of Directors and certain officers;

         7. Amending the Company's Certificate of Incorporation to eliminate the ability of the Company's shareholders to act by written consent;

         8. A proposal to amend and restate the Company's Certificate of Incorporation to consolidate all proposed amendments and to better comply with Delaware law and current corporate practice; and

         9. Ratifying and approving the appointment of Tanner + Co. as independent auditors for the fiscal year ending August 31, 2002.

Who is entitled to vote?

         Shareholders as of the close of business on March 1, 2002 (the record date) are entitled to vote at the meeting.

How do I vote?

         You can vote by mail. To vote by mail, sign and date the proxy card you receive with this proxy statement and return it in the prepaid envelope. If you attend the annual meeting in person and would like to vote then, we will give you a ballot. If your shares are held in the name of a broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 1, 2002, the record date for voting.

How does discretionary voting authority apply?

         If you sign, date and return your proxy card, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Hyrum A. Mead and Paul F. Turner to vote for the items discussed in these proxy materials. Your vote will be cast FOR the election of each director nominee, FOR each proposed amendment of our Certificate of Incorporation and FOR the ratification and approval of the appointment of Tanner + Co. as the Company's independent auditors for the fiscal year ended August 31, 2002. In addition, by signing, dating and returning your proxy card, you grant Mr. Mead and Mr. Turner, in their discretion and in accordance with their best judgment, the right to vote your shares FOR or AGAINST any other matter properly raised at the Annual Meeting.

How do I revoke my proxy after I give it?

         You may revoke your proxy at any time before it is exercised at the Annual Meeting by:

         o delivering to our Corporate Secretary a written notice of revocation;

         o    submitting a duly executed proxy bearing a later date; or

         o    attending the meeting and voting in person.

         Attendance at the meeting will not, however, constitute revocation of your proxy unless you vote at the meeting by ballot. Any written notice revoking your proxy should be sent to our principal executive offices addressed as follows: BSD Medical Corporation, 2188 West 2200 South, Salt Lake City, Utah 84119, Telephone (801) 972-5555, attention: Dennis E. Bradley, Corporate Secretary.

Who will count the votes?

         We have appointed Dennis Bradley as the inspector of the election, and he will count and tabulate the votes.

Is my vote confidential?

         Your vote will not be disclosed except:

         o as needed to permit the inspector of election to tabulate and certify the vote;

         o    as required by law; or

         o in limited circumstances, such as a proxy contest in opposition to the Board of Directors.

         Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

What shares are included on the proxy card?

         The shares on your proxy card represent ALL of your shares, including those shares held in your accounts at various brokerages. If you do not return your proxy card, your shares will not be voted.

What does it mean if I get more than one proxy card?

         If your shares are registered differently and are in more than one account, you may receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

How many shares can vote?

         As of the March 1, 2002 record date for the Annual Meeting, 17,697,805 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter being considered.

What is a quorum?

         The presence, in person or by proxy, of the holders of one-third of the issued and outstanding shares of common stock constitutes a quorum. If you submit a properly executed proxy card, even if you abstain from voting you will be considered part of the quorum. However, abstentions are not counted in the tally of votes for or against a proposal.

         Proxies submitted by brokers or nominees that do not indicate a vote for some or all of the proposals because the broker or nominee does not have discretionary authority to vote and has not received voting instructions from you (so-called "broker non-votes") are considered shares present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter.

Who can attend the Annual Meeting?

         All of our shareholders eligible to vote at the Annual Meeting can attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our shareholders, their representatives, our employees and directors and our representatives. If your shares are held in the name of a broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on March 1, 2002, the record date for voting.

What vote is required to approve each proposal?

         The five nominees for director receiving the largest number of votes cast at the Annual Meeting will be elected as directors. Each other proposal concerning an amendment to the Company's Certificate of Incorporation must be approved by the affirmative vote of a majority of the shares entitled to vote on such proposal.

How do I submit a shareholder proposal?

         If you wish to submit proposals to be included in the Proxy Statement for the Company's 2003 Annual Meeting of Shareholders, which is tentatively scheduled for April 25, 2003, we need to receive those proposals at our offices no later than February 21, 2003, which we believe is a reasonable requirement in light of our obligation to prepare and mail proxy materials for that meeting. Shareholder proposals should be addressed to: BSD Medical Corporation, 2188 West 2200 South, Salt Lake City, Utah 84119, Telephone (801) 972-5555, attention:
Dennis E. Bradley, Corporate Secretary.

How much did this proxy solicitation cost?

         We estimate that our costs for distribution of the proxy materials or the solicitation of votes (which will be conducted by our employees, officers and directors) will be approximately $15,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our shareholders.

--------------------------------------------------------------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         Our Board of Directors is comprised of five persons. All five of our directors are standing for reelection at this year's annual meeting. Each elected director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.

         You are being asked to elect Messrs. Paul F. Turner, Hyrum A. Mead, Gerhard W. Sennewald, Ph.D., J. Gordon Short, M.D., and Michael Nobel, Ph.D. to our Board of Directors. Each of the nominees for director is now a member of the Board of Directors.

         Unless you direct us otherwise on the proxy you complete, the shares of common stock represented by your valid proxy will be voted FOR the election of all director nominees. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director. If for any reason a nominee should become unable to serve as a director, then the shares of common stock represented by valid proxies will be voted for the election of such substitute nominee or nominees, if any, as the Board of Directors may propose.

         The following information was provided to us by each of the nominees:

       Name                        Age                 Principal Occupation                             Director Since
       ----                        ---                 --------------------                             --------------

Paul F. Turner, MSEE                54       Chairman of the Board of Directors of the Company;               1994
                                             Senior Vice President; Chief Technology Officer

Hyrum A. Mead, MBA                  54       President of the Company                                         1999

Gerhard W. Sennewald, Ph.D.         65       President and Chief Executive Officer of Medizin-Technik         1994
                                             GmbH

J. Gordon Short, M.D.               70       Chairman, Brevis Corporation                                     1994

Michael Nobel, Ph.D.                61       Chief Executive Officer of the MRAB Group                        1998

         PAUL F. TURNER, MSEE has served as a director of the Company since 1994 and currently serves as Chairman of the Board of Directors. Mr. Turner also has served as the Senior Vice President and Chief Technology Officer of the Company since August 1999. From October 1995 to August 1999, Mr. Turner also served as the Acting President of the Company. From 1986 to October 1995, Mr. Turner served in various capacities with the Company, including Staff Scientist, Senior Scientist, Vice President of Research, and Senior Vice President of Research.

         HYRUM A. MEAD, MBA has served as a director and President of the Company since August 1999. Previously, Mr. Mead served for five years as the

Vice President of Business Development at ZERO Enclosures, a leading manufacturer in the telecommunications, computer and aerospace enclosures industry and for seven years as the President of Electro Controls, a manufacturer of computer controlled power systems which have significant technological overlap with the Company's systems. Mr. Mead began his career in sales with IBM.

         GERHARD W. SENNEWALD, Ph.D. has served as a director of the Company since 1994. Dr. Sennewald has served as the President and Chief Executive Officer of Medizin-Technik GmbH, of Munich, Germany, a firm which is engaged in the business of distributing hyperthermia equipment and diagnostic imaging equipment and services, from April 1, 1985 to the present. In connection with his service to Medizin-Technik GmbH, Dr. Sennewald has been the Company's key European representative and distributor for 17 years and has been instrumental in obtaining the majority of the Company's foreign sales.

         J. GORDON SHORT, M.D. has served as a director of the Company since 1994. From 1978 to 2000, Dr. Short served as President of Brevis Corporation, a privately-held medical products company which specializes in consumable specialty supplies and in hand hygiene products, and from 1978 to the present, Dr. Short has served as the Chairman of the Board of Brevis Corporation. From 1978 to 1982, Dr. Short served the Company as a Medical Director. In that capacity, he participated in the initial development and establishment of certain of the Company's products. He also previously served on the Company's Medical Advisory Board.

         MICHAEL NOBEL, Ph.D. has served as a director of the Company since January 1998. From 1991 to the present, Dr. Nobel has served as the Executive Chairman of the MRAB Group, a privately-held company which provides diagnostic imaging services. From 1995 to the present, Dr. Nobel has served as the Chairman of the Board of the Nobel Family Society. From 1995 to the present, he also has served as Chairman of the American Non-Violence Project Inc., and has served as a consultant to Unesco in Paris and the United Nations Social Affairs Division in Geneva. Dr. Nobel participated in the introduction of magnetic resonance imaging as European Vice President for Fonar Corp.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL OF THE DIRECTOR NOMINEES
                                                ---

                          BOARD AND COMMITTEE MEETINGS

         During fiscal year 2001, our Board of Directors held three meetings, and each director attended all of those meetings. The Board of Directors does not have standing audit, nominating and compensation committees or any committees performing similar functions.

                              DIRECTOR COMPENSATION

         The Company's 1998 Director Stock Plan provides for annual compensation in the amount of $12,000 for each non-employee director -- $4,000 to be paid in cash and the balance to be paid in the form of restricted shares of the Company's common stock. In addition to the annual compensation to directors, the plan provides that each non-employee director will receive an annual option to purchase 25,000 restricted shares of the Company's common stock at a purchase price of 85% of the fair market value at the date the option is granted. The options vest ratably over five years and expire in 10 years. On September 1, 2000, the Company awarded each of Michael Nobel, Gerhard W. Sennewald, and J. Gordon Short options to purchase 25,000 shares of the Company's restricted common stock at $1.11 per share. Each of these directors were also paid $2,000 and awarded 3,053 shares of restricted common stock, based on service to the Company for the prior six months. On March 1, 2001, each of Michael Nobel, Gerhard W. Sennewald, and J. Gordon Short were paid $2,000 and awarded 4,082 shares of restricted common stock based on service to the Company for the prior six months. On September 1, 2001 these directors were each awarded options to purchase 25,000 shares of the Company's restricted common stock at $0.66 per share. They were also each paid $2,000 and awarded 5,128 shares of restricted common stock based on service to the Company for the prior six months.

         Paul F. Turner and Hyrum A. Mead are the only members of the Board of Directors who are employed by the Company. Messrs. Turner and Mead do not receive any separate compensation for services performed as directors, except as described below. In fiscal year 1999, the Company awarded Hyrum A. Mead options to purchase 200,000 shares of the Company's restricted common stock at $0.37 per share under the Company's 1998 Employee Stock Option Plan. These options will expire on August 10, 2009. In fiscal year 2000, the Company awarded Hyrum A. Mead options to purchase 200,000 shares of the Company's restricted common stock at $0.81 per share under the Company's 1998 Employee Stock Option Plan. These options will expire on January 18, 2010. The Company did not award Mr. Turner any options in fiscal years 2000 or 2001.

                              BENEFICIAL OWNERSHIP

         The following table sets forth, as of February 28, 2002, the beneficial ownership of our outstanding common stock by:

         o    each of our executive officers,

         o    each of our directors, and

         o    all executive officers and directors as a group.

         As of February 28, 2002, we are not aware of any person other than those persons shown below who held 5% or more of our outstanding common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. For purposes of calculating the percentages shown in the chart, each person listed is deemed to beneficially own any shares issuable on the exercise of vested options and warrants held by that person that are exercisable within 60 days after February 28, 2002. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown beneficially owned by them. The inclusion of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. The percentage calculation of beneficial ownership is based on 17,697,805 shares of common stock outstanding as of February 28, 2002. Except as otherwise noted, the address of each person listed on the following table is 2188 West 2200 South, Salt Lake City, Utah 84119.

                                                                                         Common Stock
                                  Name of Beneficial Owner,                            Beneficially Owned
    Title of Class                 Relationship to Us                              Shares             Percent
    --------------                -------------------------                       -------             -------

                                     Officers and Directors

     Common Stock       Dr. Gerhard W. Sennewald(1)                               6,741,604            38.09%

     Common Stock       Hyrum A. Mead(2)                                            120,000               *

     Common Stock       Paul F. Turner(3)                                         1,995,871            11.27%

     Common Stock       Dr. J. Gordon Short(4)                                      149,723               *

     Common Stock       Dr. Michael Nobel(5)                                         87,723               *

                                     Holders of More Than 5%

     Common Stock       John E. Langdon(6)                                        1,295,010             7.31%

     Common Stock       All Executive Officers and Directors as a Group           9,094,921            50.39%
                        (5 persons)(7)

*Less than 1.0%.

---------------------------------------------------
(1) Includes 65,000 shares subject to options. Does not include 500,000 shares held by Dr. Sennewald's spouse, for which he disclaims beneficial ownership.
(2)      Includes 40,000 shares subject to options.
(3)      Includes 180,953 shares subject to options.
(4)      Includes 65,000 shares subject to options.
(5)      Includes 30,000 shares subject to options.
(6) Includes 351,862 shares owned directly by Mr. Langdon. The remaining shares are held in trusts for which Mr. Langdon is Trustee. Does not include 50,000 shares held by Mr. Langdon's spouse, for which he disclaims beneficial ownership. Mr. Langdon's address is: 2501 Parkview Drive, Suite 500, Fort Worth, TX 76102.
(7)      Includes 460,953 shares subject to options.


                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table summarizes the compensation paid to or earned by Messrs. Turner and Mead during each of the fiscal years ended August 31, 1999, 2000 and 2001. None of the Company's other executive officers' total annual salary and bonus exceeded $100,000.

                                                      Summary Compensation Table

------------------------------- ---------- ---------------------------------- ----------------------------------------

                                                  Annual Compensation              Long-Term Compensation Awards
                                           ---------------------------------- ----------------------------------------
                                                                                       Securities Underlying
 Name and Principal Position       Year        Salary ($)        Bonus ($)               Options / SARs (#)
=============================== ========== ================= ================ ========================================

Paul Turner,                      2001         $145,000           $ 400                          -
Chairman of the Board, Senior     2000         $143,757           $ 100                          -
Vice President, Chief             1999         $140,000           $ 100                          -
Technology Officer

Hyrum A. Mead,                    2001         $125,000            $400                          -
President, Director               2000         $125,000            $100                       200,000
                                  1999           $5,689(1)           -                        200,000


(1)   Mr. Mead began employment with the Company on August 10, 1999.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table summarizes the exercise of stock options during fiscal year 2001 by each of our named executive officers, and the fiscal year-end value of unexercised stock options held by each of them:


                                                       Number of Securities               Value of Unexercised
                          Shares                      Underlying Unexercised              In-the-Money Options
                        Acquired on    Value           Options at FY-end (#)                 at FY-end ($)
  Name and               Exercise     Realized     -------------------------------------------------------------------
  Position                (#)           ($)        Exercisable      Unexercisable     Exercisable     Unexercisable
======================================================================================================================

Hyrum A. Mead,             0             0           120,000           280,000           $96,000         $224,000
President, Director


Paul F. Turner,            0             0           180,953                 0          $144,762                0
Chairman of the
Board, Senior Vice
President and Chief
Technology Officer


                              EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Mr. Mead dated August 10, 1999. This agreement provides that Mr. Mead shall receive an annual base salary of $125,000, which shall be reviewed annually by the Board of Directors. The agreement provides that if Mr. Mead is involuntarily terminated,

Mr. Mead will receive severance compensation for a period of six months, including an extension of all benefits and perquisites. The severance amount shall include six month's of salary at the highest rate paid to Mr. Mead prior to termination and an additional amount equal to all bonuses received by Mr. Mead during the 12-month period preceding termination (excluding any signing bonus received during such period). The agreement also requires the Company to vest any options granted to Mr. Mead for the purchase of the Company's common stock, allowing a 90-day period for Mr. Mead to exercise those options. Mr. Mead's agreement includes a non-competition covenant prohibiting him from competing with the Company for one year following his termination.

         The Company entered into an employment agreement with Mr. Turner dated November 2, 1988. The agreement provides that Mr. Turner's salary will be based upon a reasonable mutual agreement. The agreement provides that if Mr. Turner's employment is involuntarily terminated, he will receive severance pay for a one-year period, which pay includes an extension of all of his rights, privileges and benefits as an employee (including medical insurance). The one year severance pay shall be equal to Mr. Turner's regular salary for the 12-month period immediately prior to the termination. The agreement also requires the Company to pay Mr. Turner for any accrued unused vacation at the time of termination. The Company is also obligated to pay Mr. Turner $1,000 (or the equivalent value in stock options) for each newly issued patent obtained by the Company as a result of Mr. Turner's efforts (Mr. Turner receives only $500 if multiple inventors are involved). Mr. Turner's agreement includes a non-competition covenant prohibiting him from competing with the Company for one year following his termination. The Company may continue the non-competition period for up to four additional years by notifying Mr. Turner in writing and by continuing the severance payments for the additional years during which the non-competition period is extended.

                              CERTAIN TRANSACTIONS

         The following information summarizes certain transactions in which we engaged during the past two years or in which we propose to engage involving our executive officers, directors, 5% shareholders or immediate family members of those persons:

         During the past two calendar years, the Company made sales of $1,337,842 and $854,118 to Medizin-Technik GmbH, a distribution company controlled by Dr. Sennewald, a director of the Company. Further, as of February 28, 2002, none of the Company's inventory was on consignment to Medizin-Technik GmbH. The Company has executed a distribution agreement with Medizin-Technik GmbH on terms substantially equivalent to the terms of distribution agreements the Company has with other entities. In addition, the Company issued to Dr. Sennewald a fully-paid and exclusive license to utilize certain of the Company's patented technology within Europe in exchange for $15,000 and the payment of all European maintenance fees, translation and filings fees, and defense costs incurred in connection with the underlying patents. The license is effective for such period as Dr. Sennewald remains actively involved in distributing the Company's products in Europe, and is actively marketing the Company's products in Europe.

         During the fiscal years ended August 31, 2001 and 2000, the Company had sales to an unconsolidated subsidiary of approximately $332,000 and $75,000, respectively.

            COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). SEC regulation requires executive officers, directors and greater than 10% shareholders to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal 2001 our executive officers, directors, and greater than 10% shareholders complied with all applicable filing requirements.

--------------------------------------------------------------------------------

                           CHARTER PROPOSALS OVERVIEW

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted resolutions proposing and recommending that the shareholders of the Company approve the amendment and restatement of the Company's existing Certificate of Incorporation originally filed with the Delaware Secretary of State on July 3, 1986.

         Shareholders are urged to read carefully the descriptions and discussions of the proposals related to the amendments to the Certificate of Incorporation (the "Charter Proposals") that follow before voting on the proposals. Copies of the Certificate of Incorporation are available for inspection at the principal executive offices of the Company and will be sent to a shareholder upon written request to:

                     Dennis E. Bradley, Corporate Secretary
                     BSD Medical Corporation
                     2188 West 2200 South
                     Salt Lake City, UT 84119

         If approved, the Charter Proposals would become effective upon their filing with the Delaware Secretary of State. The Board of Directors has reserved the right under Section 242(c) of the Delaware General Corporation Law to abandon any or all of the Charter Proposals, notwithstanding approval of such proposals by the shareholders, without further action by the shareholders.

         If all of the Charter Proposals are approved, the Company intends to restate the Certificate of Incorporation in substantially the form attached hereto as Appendix A (the "New Certificate") and as described in the Charter Proposals and to renumber the provisions of the Certificate of Incorporation accordingly. If less than all of the Charter Proposals are approved, the New Certificate will be modified before filing with the Delaware Secretary of State. Under Delaware law, the Company's shareholders are not entitled to dissenter's rights with respect to the proposed amendment and restatement of the Certificate of Incorporation.

         Under Article Seventh of the Certificate of Incorporation and under
Article 6 of the New Certificate, the Board of Directors has the power and authority to amend the Bylaws. If the New Certificate is adopted, the Board of Directors intends to amend the Bylaws to more closely follow and complement the New Certificate and current Delaware law.

--------------------------------------------------------------------------------

                                   PROPOSAL 2
            AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE
                NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM
                            20,000,000 TO 40,000,000

--------------------------------------------------------------------------------


         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to Article Fourth of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company, from 20,000,000 to 40,000,000.

         The additional shares of common stock to be authorized by adoption of Proposal 2 would have rights identical to the currently outstanding common stock. Adopting Proposal 2 would not affect the rights of the holders of currently outstanding common stock. However, if additional shares of common stock are actually issued, any such issuance could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

         The Company currently has 20,000,000 authorized shares of common stock. As of March 1, 2002, 17,697,805 shares were outstanding, 1,259,293 shares were subject to awards under the Company's stock compensation plans, and warrants to purchase 123,523 shares have been granted by the Company, leaving 919,379 shares available for issuance as of that date.

Purpose and Effect of the Amendment

         If Proposal 2 is approved, Article Fourth of the Certificate of Incorporation would be amended by Article 4 of the New Certificate to increase the authorized shares of common stock to 40,000,000. The Company urges each shareholder to read carefully Article 4 of the New Certificate before voting on this Proposal.

         The principal purpose of the proposal to authorize additional shares of common stock is to provide the Company with additional financial flexibility to issue common stock for purposes which may be identified in the future, including, without limitation, to distribute common stock to shareholders pursuant to stock splits and/or stock dividends, to raise equity capital, to provide sufficient shares for issuance under the Company's existing equity incentive plans, to adopt additional equity incentive plans or reserve additional shares for issuance under such plans, to make acquisitions through the use of common stock, and to effect other corporate transactions. The availability of additional shares of common stock is particularly important if the Board of Directors needs to undertake any of the foregoing actions on an expedited basis. An increase in the number of authorized shares of common stock would enable the Board of Directors to avoid the time (and expense) of seeking shareholder approval in connection with any such contemplated action. If Proposal 2 is approved by the Company's shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or the rules of any stock exchange upon which the Company's securities may be listed. The holders of common stock do not have preemptive rights to purchase any shares issued in the future.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF
       THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                     OF AUTHORIZED SHARES OF COMMON STOCK.

--------------------------------------------------------------------------------

                                   PROPOSAL 3
           AMENDMENT TO CERTIFICATE OF INCORPORATION TO REDUCE THE PAR
               VALUE PER SHARE OF THE COMMON AND PREFERRED STOCK

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to Article Fourth of the Company's Certificate of Incorporation to decrease the stated par value per share of the common stock of the Company from $0.01 to $0.001 and the stated par value per share of the preferred stock of the Company from $1.00 to $0.001.

Purpose and Effect of the Amendment

         If Proposal 3 is approved, Article Fourth of the Certificate of Incorporation would be amended by Article 4 of the New Certificate to reduce the stated par value per share of the common stock of the Company from $0.01 to $0.001 and the stated par value per share of the preferred stock of the Company from $1.00 to $0.001. The Company urges each shareholder to read carefully
Article 4 of the New Certificate before voting on this proposal.

         Adoption of Proposal 3 would not affect the rights of the holders of currently outstanding common stock. The Company currently has no preferred stock issued and outstanding.

         There are several purposes for the amendment to reduce the par value per share of the common stock from $0.01 to $0.001 and the par value per share of the preferred stock of the Company from $1.00 to $0.001. Management believes that a par value of $0.001 is customary for classes of stock similar to the common stock and the preferred stock. Should the Company determine to issue and sell shares of common stock or preferred stock, a reduced par value may facilitate that sale. A reduced par value for the common stock and preferred stock may result in lower annual franchise taxes assessed to the Company by the Delaware Secretary of State.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT
        OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REDUCE THE PAR
          VALUE PER SHARE OF THE COMMON STOCK FROM $0.01 TO $0.001 AND
      THE PAR VALUE PER SHARE OF THE PREFERRED STOCK FROM $1.00 TO $0.001.

--------------------------------------------------------------------------------

                                   PROPOSAL 4
             AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT THE
              LIABILITY OF DIRECTORS AS PERMITTED BY DELAWARE LAW

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to limit the liability of directors to the fullest extent permitted by law.

Purpose and Effect of the Amendment

         If Proposal 4 is approved, Article 8 of the New Certificate would be added to the Company's Certificate of Incorporation. The Company urges each shareholder to read carefully Article 8 of the New Certificate.

         The Certificate of Incorporation does not currently provide for limitation of liability for directors as permitted by Delaware law. Article 8 of the New Certificate provides that personal liability of the directors of the Company shall be eliminated to the fullest extent permitted by law.

         Delaware law permits a Delaware corporation to include a provision in its certificate of incorporation eliminating the personal liability of its directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty. However, under Delaware law, a corporation may not eliminate or limit director monetary liability for (a) breaches of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions, or (d) transactions in which the director received an improper personal benefit.

         Under Article 8 of the New Certificate and under Delaware law as currently in effect, directors of the Company would be relieved from personal liability for monetary damages for breach of fiduciary duty subject to the four exceptions set forth in the immediately preceding paragraph. Additionally, if Delaware law were to change to allow for further elimination or limitation of directors' personal liability, Article 8 of the New Certificate would provide such protection to the directors without requiring a further amendment to the Certificate of Incorporation.

         Due to substantial judgments that have been rendered by courts against directors and officers, the decreased availability and coverage and increased costs of directors and officers insurance, and the increasing amount of information that directors must consider in their deliberations, it is becoming increasingly more difficult to attract and retain highly-qualified directors. As a result, limiting the liability of directors as contemplated by Proposal 4 has become customary for Delaware corporations. The Board of Directors believes Proposal 4 is necessary so the Company can provide some level of protection for directors against liability and to enable the Company to attract and retain highly-qualified persons to serve as members of the Board of Directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT
           OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO LIMIT THE
              LIABILITY OF DIRECTORS AS PERMITTED BY DELAWARE LAW.

--------------------------------------------------------------------------------

                                   PROPOSAL 5
              AMENDMENT TO CERTIFICATE OF INCORPORATION SO THAT THE
            COMPANY IS NO LONGER OBLIGATED TO INDEMNIFY PERSONS OTHER
                           THAN OFFICERS AND DIRECTORS

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation so that the Company is no longer obligated to indemnify persons other than officers and directors.

Purpose and Effect of the Amendment

         If Proposal 5 is approved, Article Eleventh of the Company's Certificate of Incorporation would be amended by Article 8 of the New Certificate so that the Company is no longer obligated to indemnify persons other than officers and directors. The Company urges each shareholder to read carefully Article 8 of the New Certificate before voting on this Proposal.

         Article Eleventh of the Certificate of Incorporation provides mandatory indemnification to any person who was "a director, officer, incorporator, employee, or agent of the corporation." The Board of Directors believes that the provisions of the Certificate of Incorporation providing for indemnification do not reflect current Delaware corporate practice. Article 8 of the New Certificate mandates indemnification of officers and directors only. The Board of Directors believes mandatory indemnification of officers and directors is necessary to attract and retain highly-qualified persons to serve as officers and directors. However, the Board of Directors believes that it is not in the best interests of the Company to be required to indemnify persons beyond officers and directors. The New Certificate will not address indemnification of employees or agents of the Company. However, the Company will still have the ability to indemnify employees and agents of the Company. Under Delaware law, a corporation is permitted to indemnify its employees or agents and no such statement need be made in the Certificate of Incorporation.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT
       OF THE COMPANY'S CERTIFICATE OF INCORPORATION SO THAT THE COMPANY
 IS NO LONGER OBLIGATED TO INDEMNIFY PERSONS OTHER THAN OFFICERS AND DIRECTORS.

--------------------------------------------------------------------------------

                                   PROPOSAL 6
       AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT THE ABILITY TO
               CALL SPECIAL MEETINGS OF SHAREHOLDERS TO THE BOARD
                        OF DIRECTORS AND CERTAIN OFFICERS

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to provide that:

         o special meetings of shareholders may be called only by the (i) the Board of Directors, (ii) the Chairman of the Board of Directors, if there be one, (iii) the Chief Executive Officer or (iv) the President; and

         o the affirmative vote of the holders of at least 66 2/3% of the outstanding voting stock of the Company, voting together as a single class, would be required to amend, adopt, change or repeal, the foregoing provision.

Purpose and Effect of the Amendment

         If Proposal 6 is approved, Article 9 of the New Certificate would be added to the Company's Certificate of Incorporation. The Company urges each shareholder to read carefully Article 9 of the New Certificate before voting on this Proposal.

         Section 4 of the Company's Bylaws currently provides that special meetings of shareholders may be called by the Chairman of the Board of Directors, the President or Secretary "at the written request of a majority of the Board of Directors or the holders of capital stock of the Corporation representing a majority of all the shares entitled to vote at meetings." Proposal 6 would permit the (i) the Board of Directors, (ii) the Chairman of the Board of Directors, if there be one, (iii) the Chief Executive Officer or (iv) the President to call special meetings of the shareholders. Proposal 6 would also prohibit any other person from calling a special meeting eliminating the right of shareholders to call a special meeting.

         Although Proposal 6 is designed as a protective measure for the Company, Proposal 6 may have the effect of preventing or impeding shareholders from realizing an opportunity to obtain control of the Company. Section 3 of the Bylaws provides that shareholders may remove directors by vote at a special meeting. By eliminating the shareholders' authority to call special meetings, shareholders would have to wait until the annual meeting of shareholders to vote on removing directors or until a special meeting was called by the Board of Directors or an authorized officer of the Company. Proposal 6 may have the effect of entrenching the Board of Directors and management of the Company.

         Proposal 6 is not in response to any effort, of which the Company is aware, to obtain control of the Company. The Board of Directors has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy contests and partial tender offers. The Board of Directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and shareholders to act hastily and without complete information and, therefore, can be highly disruptive to a corporation as well as divert valuable corporate resources. Proposal 6 will allow the Company's management to devote its resources to developing the Company's business rather than averting a potential challenge to control of the Company through a proxy contest. The imposition of a supermajority vote to modify the right to call special shareholder meetings furthers that purpose. The Board of Directors believes that Proposal 6 promotes the continuity of the Company's management and allows management to pursue its business strategies.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO PERMIT ONLY THE
              (i) THE BOARD OF DIRECTORS, (ii) THE CHAIRMAN OF THE
     BOARD OF DIRECTORS, IF THERE BE ONE, (iii) THE CHIEF EXECUTIVE OFFICER
         OR (iv) THE PRESIDENT TO CALL SPECIAL MEETINGS OF SHAREHOLDERS.

--------------------------------------------------------------------------------

                                   PROPOSAL 7
             AMENDMENT TO CERTIFICATE OF INCORPORATION TO ELIMINATE
                     SHAREHOLDER ACTION BY WRITTEN CONSENT

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to eliminate the ability of shareholders to take action by written consent without a meeting. The amendment also would require the affirmative vote of the holders of at least 66 2/3% of the outstanding voting stock of the Company, voting together as a single class, to amend, adopt, change or repeal the elimination of the ability of shareholders to take action by written consent.

Purpose and Effect of the Amendment

         If Proposal 7 is approved, Article 9 of the New Certificate would be added to the Company's Certificate of Incorporation. The Company urges each shareholder to read carefully Article 9 of the New Certificate before voting on this Proposal.

         Under Delaware Law, unless otherwise provided in a Delaware corporation's certificate of incorporation, any action required or permitted to be taken by shareholders of a corporation may be taken without a meeting and without a shareholder vote if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of shareholders and is delivered in accordance with the procedures set forth under Delaware Law. The Certificate of Incorporation is silent on the matter of shareholder action by written consent. Accordingly, Delaware law would currently permit the holders of a majority of the Company's outstanding common stock to take such action. Proposal 7 would have the effect of eliminating action by shareholders by written consent and consequently would:

         o ensure that all shareholders would have advance notice of any proposed major corporate action by shareholders;

         o ensure that all shareholders would have an equal opportunity to participate at the meeting of shareholders where such action was being considered;

         o enable the Company to set a record date for any shareholder voting which would reduce the possibility of disputes or confusion regarding the validity of purported shareholder action; and

         o encourage a potential acquirer to negotiate directly with the Board of Directors.

         Proposal 7 is not in response to any effort, of which the Company is aware, to obtain control of the Company. The Board of Directors believes that Proposal 7 would give all shareholders the opportunity to have their views taken into account and thereby prevent a shareholder or group of shareholders that acquires a majority of voting power from using a written consent to take a significant corporate action without a meeting of the shareholders. The Board of

Directors believes that Proposal 7 is desirable because it preserves the opportunity for a greater number of shareholders to be heard before any shareholder action is taken. The imposition of a supermajority vote to modify this provision furthers that objective. The Board of Directors believes that the use of a consent procedure in lieu of a meeting and vote of shareholders is inappropriate for a publicly owned corporation.

         In addition, the Board of Directors believes that the elimination of shareholder action by written consent would help to avoid an ill-advised shareholder action in a context that might not permit the shareholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. The Board of Directors believes that Proposal 7 would promote negotiations concerning any proposed acquisition of the Company. In the context of a proposed acquisition of the Company, the Board of Directors believes that it would be in the long-term best interests of the Company and its shareholders for the Company and any proposed acquirers to carefully negotiate the terms of the acquisition. However, any provision in the Certificate of Incorporation which effectively requires a potential acquirer to negotiate with the Company's management and the Board of Directors could be characterized as increasing management's and the Board of Directors' ability to retain their positions with the Company and to resist a transaction which may be deemed advantageous by a majority of the shareholders. For these reasons Proposal 7 may have the effect of impeding or discouraging efforts by potential bidders to obtain control of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT
           OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO ELIMINATE
                     SHAREHOLDER ACTION BY WRITTEN CONSENT.

--------------------------------------------------------------------------------

                                   PROPOSAL 8
        ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

--------------------------------------------------------------------------------

         On March 22, 2002, the Board of Directors unanimously adopted, subject to shareholder approval of the Charter Proposals, the amendment and restatement of the Company's Certificate of Incorporation in the form of the New Certificate. The New Certificate would amend and restate the Certificate of Incorporation to provide for each of the amendments contemplated by the Charter Proposals and to make certain other technical amendments to the Certificate of Incorporation. In addition to the other Charter Proposals, the New Certificate would:

         o    amend the purpose of the Company;

         o eliminate unnecessary language relating to the issuance of preferred stock;

         o delete certificates of designation relating to previously authorized and outstanding shares of Series A Preferred Stock and Series B Preferred Stock; and

         o eliminate several obsolete provisions of the Certificate of Incorporation.

Purpose and Effect of the Amendment

         The Company urges each shareholder to carefully read the New Certificate in its entirety before voting on this Proposal.

         The Certificate of Incorporation contains provisions that are obsolete or that do not reflect current Delaware corporate practice. The following is a summary description of the more important of these obsolete provisions in the Certificate of Incorporation and the proposed amendments thereto, as set forth in the New Certificate. The Board of Directors does not consider any of the changes effected by Proposal 8 to be material, nor does the Board of Directors anticipate that any of such changes will affect the governance, business, operations or prospects of the Company.

         CORPORATE PURPOSE. The Certificate of Incorporation provides, in Article Third, the purpose and business in which the Company may engage. Article 3 of the New Certificate provides that "The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law." The wording of the proposed new purpose clause follows the wording of the applicable Delaware statutory provision more closely than that of the purpose clause in the Certificate of Incorporation. The Board of Directors believes the purpose clause in the Certificate of Incorporation may restrict the Company from engaging in business that may be in the best interests of the Company to pursue. The Board of Directors believes that the restated purpose clause in the New Certificate would allow the Company to engage in various activities to the maximum extent allowed by Delaware law.

         AUTHORIZED STOCK. If Proposals 2 and 3 are approved, Article 4 of the New Certificate will reflect the reduction in par value per share of common stock from $0.01 to $0.001 and in par value per share of preferred stock from $1.00 to $0.001 as well as increase the authorized shares of common stock from 20,000,000 to 40,000,000. In addition, Article 4 of the New Certificate will amend the language relating to preferred stock in the Certificate of Incorporation as permitted by the Delaware General Corporation Law. The authority of the Board of Directors to designate a series of preferred stock and the rights and privileges of such preferred stock will not be limited because of the amendment. Article 4 Division A(3)(a) of the Certificate of Incorporation places certain limitations on the ability of the Board of Directors in fixing and determining the rights of preferred stock related to dividends, liquidation preferences and redemption rights. Although this provision will not be included in the New Certificate, the Board of Directors will still be subject to restrictions placed on it by Delaware law in fixing and determining the rights of preferred stock. In addition, Article 4 Division A(4)(a) of the Certificate of Incorporation appears to limit the voting rights of the preferred stock but allows the voting rights to be set by the Board of Directors in fixing and determining the rights of preferred stock. If the Board of Directors designates a new series of preferred stock, voting rights of preferred stock would be addressed in a certificate of designation or an amendment to the Certificate of Incorporation.

         ELIMINATION OF DESIGNATIONS OF PREFERRED STOCK. The Certificate of Incorporation currently designates two series of preferred stock: Series A Preferred Stock and Series B Preferred Stock. However, currently there are no shares of preferred stock issued and outstanding. Accordingly, the New Certificate does not contain any specific designations of preferred stock. Additionally, Article Fourth Division B of the Certificate of Incorporation describes the relationship between common stock and preferred stock when shares of preferred stock are issued and outstanding in connection with the payment of dividends, distribution of assets, and voting. Accordingly, because there are currently no shares of preferred stock issued and outstanding, Article 4 of the New Certificate does not include any provisions pertaining to the relationship between common stock and preferred stock when shares of preferred stock are issued and outstanding. If the Board of Directors designates a new series or class of preferred stock, such relationship between common stock and preferred stock would be addressed in a certificate of designation or an amendment to the Certificate of Incorporation.

         OBSOLETE PROVISIONS. The Board of Directors also unanimously recommends the elimination of certain obsolete, unnecessary or superseded provisions in the Certificate of Incorporation.

         Article Fifth of the Certificate of Incorporation lists the sole incorporator of the Company and is no longer required. Article Seventh of the Certificate of Incorporation lists specific powers the Board of Directors may exercise "in furtherance, and not in limitation of the powers conferred by statute." Other than the power to adopt, amend, and alter bylaws, listing specific powers of the Board of Directors is unnecessary under Delaware law.
Section 141 of the Delaware General Corporation Law provides that the business and affairs of every corporation organized under the laws of Delaware shall be managed by or under the direction of the board of directors unless otherwise provided in the Delaware General Corporation Law or a corporation's certificate of incorporation. Article 6 of the New Certificate continues to permit the Board of Directors to adopt, amend and alter bylaws, but does not list any additional powers of the Board of Directors because listing additional powers is unnecessary. Article Fourth (B) of the Company's Certificate of Incorporation explains that preemptive rights are not available to shareholders. Delaware law provides that shareholders are not entitled to preemptive rights unless otherwise provided in the Certificate of Incorporation. Accordingly, it is unnecessary to include a provision prohibiting preemptive rights in the Certificate of Incorporation. Article Tenth of the Certificate of Incorporation relates to a Delaware court's ability to order a special meeting of the Company's creditors if the Company becomes insolvent. In such a meeting, the creditors would vote on a compromise or settlement arrangement between them and the Company. It is inconsistent with current Delaware corporate practice to include such a compromise and settlement provision in the Certificate of Incorporation. Additionally, there are doubts concerning the constitutionality of whether non-resident creditors can be by required to attend such a court imposed meeting of creditors. Accordingly, Article Tenth of the Certificate of Incorporation is not included in the New Certificate.

         If the shareholders approve the amendments described above and the restatement of the Certificate of Incorporation, the Company will file the New Certificate with the Delaware Secretary of State. If less than all of the Charter Proposals are approved, the New Certificate will be modified accordingly prior to filing with the Delaware Secretary of State. Each of the above described changes, if approved, will be effective upon such filing of the New Certificate with the Delaware Secretary of State.

             THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
                   AMENDMENT AND RESTATEMENT OF THE COMPANY'S
                         CERTIFICATE OF INCORPORATION.

--------------------------------------------------------------------------------

                                   PROPOSAL 9
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

         We are asking you to ratify our appointment of Tanner + Co. ("Tanner") as our independent auditors for the fiscal year ending August 31, 2002. Tanner currently acts as the Company's independent auditors, and has acted in that capacity since August 14, 1997. A representative of Tanner is expected to be present at the meeting, will have the opportunity to make a statement, and will be expected to be available to respond to appropriate questions from shareholders.

         Audit Fees. The Company agreed to pay Tanner a total of $19,300 for professional services rendered for the audit of the Company's financial statements for the fiscal year ended August 31, 2001, and for their review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year ended August 31, 2001.

         Financial Information Systems Design And Implementation Fees. Tanner did not perform any professional services during the fiscal year ended August 31, 2001 relating to financial information systems design and implementation.

         All Other Fees. The Company paid Tanner a total of $1,159 for all other services performed for the Company during the fiscal year ended August 31, 2001.

         The Board of Directors considered whether the provision of information technology services and other non-audit services to the Company by Tanner is compatible with maintaining Tanner's independence.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                         YOU VOTE FOR THE SELECTION OF
               TANNER + CO. TO SERVE AS THE COMPANY'S INDEPENDENT
                          AUDITORS FOR THE FISCAL YEAR
                             ENDING AUGUST 31, 2002.

--------------------------------------------------------------------------------

                        ANNUAL REPORT ON FORM 10-KSB AND
                         QUARTERLY REPORT ON FORM 10-QSB

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         A copy of our Annual Report on Form 10-KSB for the fiscal year ended
August 31, 2001 and of our Quarterly Report on Form 10-QSB for the quarter ended November 30, 2001, each without exhibits, is enclosed with this proxy statement. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON 10-KSB, INCLUDING FINANCIAL STATEMENTS AND RELATED SCHEDULES, UPON WRITTEN REQUEST FROM ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL HOLDER, OF COMMON STOCK OF THE COMPANY ON MARCH 1, 2002. ANY SUCH REQUEST SHOULD BE ADDRESSED TO: BSD MEDICAL CORPORATION, 2188 WEST 2200 SOUTH, SALT LAKE CITY, UTAH 84119, TELEPHONE (801) 972-5555, ATTENTION: DENNIS
E. BRADLEY, CORPORATE, SECRETARY.

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                                  OTHER MATTERS

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         The Board does not presently intend to bring any other business before the meeting, and, we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, however, your shares will be voted in accordance with the judgment of the persons voting your proxy.



                                         By Order of the Board of Directors


                                         /s/ Dennis E. Bradley
                                         ---------------------------------------
                                         Dennis E. Bradley, Corporate Secretary

Salt Lake City, Utah
April 1, 2002

         All shareholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

BSD MEDICAL CORPORATION      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                                                  APRIL 18, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints Paul F. Turner and Hyrum A. Mead, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of BSD Medical Corporation (the "Corporation") held of record by the undersigned on March 1, 2002 at the annual meeting of the shareholders to be held on April 18, 2002, or any adjournment thereof.


1. Election of Directors. To elect the following nominees as Directors of the Corporation, until such time as each of such nominee's successor shall have been elected and duly qualified: Paul F. Turner; Gerhard W. Sennewald, Ph.D.; Hyrum
A. Mead; J. Gordon Short, M.D.; and Michael Nobel, Ph.D. TO WITHHOLD YOUR VOTE FROM ANY OF THE NOMINEES, PLEASE CLEARLY CROSS-OUT SUCH NOMINEE'S NAME UNDER THE SECOND BOX:

                           |_| FOR ALL NOMINEES

                           |_| WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES
                               LISTED BELOW (TO WITHHOLD AUTHORITY FOR ONE
                               OR MORE INDIVIDUAL NOMINEES, CROSS OUT THE
                               NAME OF EACH SUCH NOMINEE)

                               Paul F. Turner
                               Gerhard W. Sennewald, Ph.D.
                               Hyrum A. Mead
                               J. Gordon Short, M.D.
                               Michael Nobel, Ph.D.

                           |_|  ABSTAIN

2. Increase authorized common stock. To amend the Company's Certificate of Incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

3. Decrease par value of common stock and preferred stock. To amend the Company's Certificate of Incorporation to reduce the par value per share of the Company's authorized preferred stock from $1.00 to $0.001 and the par value per share of the Company's authorized common stock from $0.01 to $0.001.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

4. Limit liability of Company's directors. To amend the Company's Certificate of Incorporation to limit the liability of the Company's directors as permitted by Delaware law.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

5. Eliminate requirement that Company indemnify certain persons. To amend the Company's Certificate of Incorporation so that the Company is no longer obligated to indemnify persons other than directors and officers.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

6. Limit the ability to call special meetings. To amend the Company's Certificate of Incorporation to limit the ability to call special meetings of the Company's shareholders to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

7. Eliminate ability of shareholders to act by written consent. To amend the Company's Certificate of Incorporation to eliminate the ability of the Company's shareholders to act by written consent.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

8. Consolidate  foregoing  amendments;  update Certificate of Incorporation.  To consider a proposal to amend and restate the Company's Certificate of Incorporation to consolidate all proposed amendments and to update the language of the Certificate of Incorporation to eliminate certain obsolete provisions and better comply with current Delaware law and current corporate practice.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

9. Ratify appointment of independent auditors. To ratify and approve the appointment of Tanner + Co. as independent auditors for the fiscal year ending August 31, 2002.

           |_| FOR               |_| AGAINST                 |_|  ABSTAIN

10. Other business. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all proposals set forth in this Proxy.

         By signing this Proxy, you represent and warrant to the Corporation that you are entitled to vote the number of shares in the manner prescribed. The Corporation may rely upon this representation and you agree to provide the Corporation, upon request, with evidence that you are authorized to vote the shares as represented.

         Please sign your name exactly as it appears on the Corporation's records, and indicate the number of shares of common stock of the Corporation you held as of March 1, 2002. When shares are held by joint tenants, both joint tenants should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.


Dated:______________________          __________________________________________
                                      (Signature of Shareholder)


Number of shares held on March 1, 2002 ______________


                                      __________________________________________
                                      (Signature of Shareholder if held jointly)

                                   APPENDIX A

                Amended and Restated CERTIFICATE OF INCORPORATION
                                       OF
                             BSD Medical Corporation


         The undersigned, Hyrum A. Mead, hereby certifies that:

         A. He is the President of BSD Medical Corporation, a Delaware corporation (the "Corporation").

         B. The certificate of incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on July 3, 1986.

         C. The amendment and restatement set forth herein has been duly approved by the board of directors and the stockholders of the Corporation in accordance with the applicable provisions of Section 242 and 245 of the Delaware General Corporation Law.

         D. The text of the Corporation's certificate of incorporation is hereby amended and restated to read in its entirety as follows:

         1. Name. The name of the corporation is BSD Medical Corporation.

         2. Registered Office and Registered Agent. The registered office of the Corporation in Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

         3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

         4. Capital Stock. The total number of shares that the Corporation is authorized to issue is 50,000,000, consisting of 40,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. The board of directors is hereby expressly granted the authority to issue the preferred stock from time to time in one or more classes or series and by resolution or resolutions to establish the number of shares to be included in each such class or series and to fix the designations, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations and restrictions thereof; and to increase or decrease the number of shares of any series subsequent to the issue of the shares of that series, but not below the number of shares of such series then outstanding.

         Each share of preferred stock issued by the Corporation, if reacquired by the Corporation (whether by redemption, repurchase, conversion to common stock or other means), shall upon such reacquisition resume the status of authorized and unissued shares of preferred stock, undesignated as to series and available for designation and issuance by the Corporation in accordance with the immediately preceding paragraph.

         5. Duration. The Corporation is to have perpetual existence.

         6. Bylaws. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, amend or repeal bylaws of the Corporation.

         7. Meeting, Records, Ballots. Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

         8. Limitation of Directors' Liability, Indemnification. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be indemnified by the Corporation to the full extent then permitted by law against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement incurred by him in connection with such action, suit or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article 8. Such right of indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs and personal representatives of such a person.

         9. Stockholder Written Consent and Special Meetings. No action required to be taken or which may be taken at any annual or special meeting of the stockholders may be taken without a meeting, and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Unless otherwise required by law, special meetings of the stockholders of the corporation, for any purposes, may be called only by either
(i) the Board of Directors of the Company, (ii) the Chairman of the Board of Directors of the Company, if there be one, (iii) the Chief Executive Officer of the Company or (iv) the President of the Company. No amendment, alteration, change or repeal may be made to this Article 9 without the affirmative vote of the holders of at least 66 2/3% of the outstanding voting stock of the Corporation, voting together as a single class.

         10. Reservation of Rights. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

         The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by the Corporation's board of directors and stockholders in accordance with the applicable provisions of Section 242 and 245 of the Delaware General Corporation Law.



         Dated:  _______________, 2002.


                                           BSD MEDICAL CORPORATION


                                           By:______________________
                                                   Hyrum A. Mead
                                                   President
                                      A-3